                                                                   EXHIBIT 10.25
                                                     COMPOSITE CONFORMED VERSION

                                 SIXTH AMENDMENT
                       TO REVOLVING CREDIT, TERM LOAN AND
                               GUARANTY AGREEMENT

            SIXTH AMENDMENT, dated as of February 15, 2006 (the "Amendment"), to the REVOLVING CREDIT, TERM LOAN AND GUARANTY AGREEMENT, dated as of February 2, 2005, among R.J. TOWER CORPORATION, a Michigan corporation (the "Borrower"), a debtor and debtor-in-possession in a case pending under Chapter 11 of the Bankruptcy Code, TOWER AUTOMOTIVE, INC., a Delaware corporation and the parent company of the Borrower (the "Parent"), and the subsidiaries of the Borrower signatory hereto (together with the Parent, each a "Guarantor" and collectively the "Guarantors"), each of which Guarantors is a debtor and debtor-in-possession in a case pending under Chapter 11 of the Bankruptcy Code, JPMORGAN CHASE BANK, N.A., a national banking association ("JPMCB"), each of the other financial institutions from time to time party hereto (together with JPMCB, the "Lenders") and JPMORGAN CHASE BANK, N.A., as administrative agent (in such capacity, the "Agent") for the Lenders.

                              W I T N E S S E T H:

      WHEREAS, the Borrower, the Guarantors, the Lenders and the Agent are parties to that certain Revolving Credit, Term Loan and Guaranty Agreement, dated as of February 2, 2005, as amended by that certain First Amendment to Revolving Credit, Term Loan and Guaranty Agreement, dated as of February 28, 2005, that certain Second Amendment to Revolving Credit, Term Loan and Guaranty Agreement dated as of February 28, 2005, that certain Third Amendment to Revolving Credit, Term Loan and Guaranty Agreement dated as of February 28, 2005, that certain Fourth Amendment to Revolving Credit, Term Loan and Guaranty Agreement dated as of April 29, 2005 and that certain Fifth Amendment to Revolving Credit, Term Loan and Guaranty Agreement dated as of October 3, 2005 (as the same may be further amended, restated, modified or supplemented from time to time, the "Credit Agreement"); and

      WHEREAS, the Borrower and the Guarantors have requested that from and after the Effective Date (as hereinafter defined) of this Amendment, the Credit Agreement be amended subject to and upon the terms and conditions set forth herein.

      NOW, THEREFORE, the parties hereto hereby agree as follows:

            1. As used herein, all terms that are defined in the Credit Agreement (in effect immediately prior to the Effective Date of this Amendment) shall have the same meanings herein.

            2. Section 1.01 of the Credit Agreement is hereby amended by inserting the following new definition in its appropriate alphabetical order:

            "Tower Automotive Korea" shall mean Tower Automotive Korea Co., Ltd.

            3. Section 2.14(a) of the Credit Agreement is hereby amended by deleting the words "the first sentence of Section 2.14(b)" appearing at the end thereof and inserting in lieu thereof the words "the second sentence of Section 2.17".

            4. Section 6.02 of the Credit Agreement is hereby amended by (A) deleting clause (iii) thereof and (B) inserting the following new clause (iii) in lieu thereof:

            "(iii) any Foreign Subsidiary may merge or consolidate with any other Foreign Subsidiary, and Tower Automotive Korea may merge or consolidate with Seojin such that after giving effect to such merger or consolidation Seojin, the surviving entity, shall continue to be an indirect wholly-owned Subsidiary of the Parent and".

            5. Section 6.03 of the Credit Agreement is hereby amended by inserting in clause (iv) thereof immediately after the amount "$2,000,000" appearing therein the following: "and Indebtedness incurred subsequent to the Filing Date with respect to Capitalized Leases to the extent permitted under
Section 6.04".

            6. This Amendment shall become effective on the date (the "Effective Date") on which this Amendment shall have been executed by the Borrower, the Guarantors, the Required Lenders and the Agent, and the Agent shall have received evidence reasonably satisfactory to it of such execution.

            7. Except to the extent hereby amended, the Credit Agreement and each of the Loan Documents remain in full force and effect and are hereby ratified and affirmed.

            8. The Borrower agrees that its obligations set forth in Section
10.05 of the Credit Agreement shall extend to the preparation, execution and delivery of this Amendment, including the reasonable fees and disbursements of counsel to the Agent.

            9. This Amendment shall be limited precisely as written and shall not be deemed (a) to be a consent granted pursuant to, or a waiver or modification of, any other term or condition of the Credit Agreement or any of the instruments or agreements referred to therein or (b) to prejudice any right or rights which the Agent or the Lenders may now have or have in the future under or in connection with the Credit Agreement or any of the instruments or agreements referred to therein. Whenever the Credit Agreement is referred to in the Credit Agreement or any of the instruments, agreements or other documents or papers executed or delivered in connection therewith, such reference shall be deemed to mean the Credit Agreement as modified by this Amendment.

            10. This Amendment may be executed in any number of counterparts and by the different parties hereto in separate counterparts, each of which shall be an original and all of which, when taken together, shall constitute but one and the same instrument. A facsimile or .pdf copy of a counterpart signature page shall serve as the functional equivalent of a manually executed copy for all purposes.

            11. This Amendment shall be governed by, and construed in accordance with, the laws of the State of New York.

                           [SIGNATURE PAGES TO FOLLOW]

            IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the day and the year first written.

                            BORROWER:

                            R.J. TOWER CORPORATION

                            By:    /s/ James Mallak
                               -------------------------------------
                                   Name: James Mallak
                                   Title:

                            GUARANTORS:

                            Algoods, USA, Inc.
                            Tower Automotive, Inc.
                            Tower Automotive Bardstown, Inc.
                            Tower Automotive Bowling Green, LLC
                            Tower Automotive Chicago, LLC
                            Tower Automotive Finance, Inc.
                            Tower Automotive Granite City, LLC
                            Tower Automotive Granite City Services, LLC
                            Tower Automotive International Holdings, Inc.
                            Tower Automotive International Yorozu Holdings, Inc. Tower Automotive International, Inc.
                            Tower Automotive Lansing, LLC
                            Tower Automotive Michigan, LLC
                            Tower Automotive Milwaukee, LLC
                            Tower Automotive Plymouth, Inc.
                            Tower Automotive Products Company, Inc.
                            Tower Automotive Receivables Company, Inc.
                            Tower Automotive Services and Technology, LLC
                            Tower Automotive Technology, Inc.
                            Tower Automotive Technology Products, Inc.
                            Tower Automotive Tool, LLC
                            Tower Services, Inc.
                            Trylon Corporation

                            By:    /s/ James Mallak
                               -------------------------------------
                                   Name: James Mallak
                                   Title:

                 Signature Page to Sixth Amendment to Revolving
                    Credit, Term Loan and Guaranty Agreement

                                   AGENT AND LENDERS:

                                   JPMORGAN CHASE BANK, N.A.
                                      INDIVIDUALLY AND AS AGENT

                                   By:  /s/ Richard W. Duker
                                        ----------------------------------------
                                         Name:  Richard W. Duker
                                         Title: Managing Director

                 Signature Page to Sixth Amendment to Revolving
                    Credit, Term Loan and Guaranty Agreement

                                     ALLSTATE LIFE INSURANCE COMPANY

                                     By:  /s/ Chris Goergen
                                          --------------------------------------
                                           Name:  Chris Goergen
                                           Title: Authorized Signatory

                                     By:  /s/ Breege A. Farrell
                                          --------------------------------------
                                          Name:  Breege A. Farrell
                                          Title: Authorized Signatory

                                     AIMCO CLO, SERIES 2005-A

                                     By:  /s/ Chris Goergen
                                          --------------------------------------
                                          Name: Chris Goergen
                                          Title: Authorized Signatory

                                     By:  /s/ Breege A. Farrell
                                          --------------------------------------
                                          Name:  Breege A. Farrell
                                          Title: Authorized Signatory

                                     ARES X CLO LTD.

                                     By:  Ares CLO Management X, L.P.,
                                          Investment Manager

                                     By:  Ares CLO GP X, LLC,
                                          Its  General Partner

                                     By:  /s/ Seth J. Brufsky
                                          --------------------------------------
                                          Name:  Seth J. Brufsky
                                          Title: Vice President

                                     AVENUE CLO FUND, LIMITED

                                     By:  /s/ Richard D'Addario
                                          --------------------------------------
                                          Name:  Richard D'Addario
                                          Title: Senior Portfolio Manage

                 Signature Page to Sixth Amendment to Revolving
                    Credit, Term Loan and Guaranty Agreement

                                   AVENUE CLO II, LIMITED

                                   By:  /s/ Richard D'Addario
                                        --------------------------------------
                                        Name:  Richard D'Addario
                                        Title: Senior Portfolio Manager

                                   THE GOVERNOR AND COMPANY OF
                                   THE BANK OF IRELAND

                                   By:  /s/ John O'Connor
                                        --------------------------------------
                                        Name:  John O'Connor
                                        Title: Authorised Signatory

                                   By:  /s/ Mary Connolly
                                        --------------------------------------
                                        Name:  Mary Connolly
                                        Title: Authorised Signatory

                                   BANK OF SCOTLAND

                                   By:  /s/ Joseph Fratus
                                        --------------------------------------
                                        Name:  Joseph Fratus
                                        Title: First Vice President

                                   AVENUE CLO FUND, LIMITED

                                   By:  /s/ Richard D'Addario
                                        --------------------------------------
                                        Name:  Richard D'Addario
                                        Title: Senior Portfolio Manager

                                   BAYERISCHE LANDESBANK

                                   By:  /s/ Stuart Schulman
                                        --------------------------------------
                                        Name:  Stuart Schulman
                                        Title: Senior Vice President

                                   By:  /s/ Norman McClave
                                        --------------------------------------
                                        Name:  Norman McClave
                                        Title: First Vice President

                 Signature Page to Sixth Amendment to Revolving
                    Credit, Term Loan and Guaranty Agreement

                                   CANYON CAPITAL CLO 2004-1 LTD

                                   By:  /s/ Mitchell R. Julis
                                        --------------------------------------
                                        Name:  Mitchell R. Julis
                                        Title: Authorized Signatory

                                   By:  Canyon Capital Advisors LLC, a
                                        Delaware limited liability company, its
                                        Collateral Manager

                                   CANYON CAPITAL CDO 2002-1 LTD

                                   By:  /s/ Mitchell R. Julis
                                        --------------------------------------
                                        Name:  Mitchell R. Julis
                                        Title: Authorized Signatory

                                   By:  Canyon Capital Advisors LLC, a
                                   Delaware limited liability company, its
                                   Collateral Manager

                                   CARLYLE HIGH YIELD PARTNERS IV

                                   By:  /s/ Mark Alter
                                        --------------------------------------
                                        Name:  Mark Alter
                                        Title: Managing Director

                                   CARLYLE HIGH YIELD PARTNERS VI

                                   By:  /s/ Mark Alter
                                        --------------------------------------
                                        Name:  Mark Alter
                                        Title: Managing Director

                                   CARLYLE HIGH YIELD PARTNERS VII

                                   By:  /s/ Mark Alter
                                        --------------------------------------
                                        Name:  Mark Alter
                                        Title: Managing Director

                 Signature Page to Sixth Amendment to Revolving
                    Credit, Term Loan and Guaranty Agreement

                                       CARLYLE LOAN OPPORTUNITY FUND

                                       By:  /s/ Mark Alter
                                            --------------------------------
                                            Name:  Mark Alter
                                            Title: Managing Director

                                       CARLYLE LOAN INVESTMENT LTD.

                                       By:  /s/ Mark Alter
                                            --------------------------------
                                            Name:  Mark Alter
                                            Title: Managing Director

                                       THE CIT GROUP / BUSINESS CREDIT,
                                       INC.

                                       By:  /s/ Eustachio Bruno
                                            --------------------------------
                                            Name:  Eustachio Bruno
                                            Title: Assistant Vice President

                                       CITADEL HILL 2000 LTD.

                                       By:  /s/ Brian Cerreta
                                            --------------------------------
                                            Name:  Brian Cerreta
                                            Title: Authorized Signatory

                                       CLASSIC CAYMAN B.D. LIMITED

                                       By:  /s/ Janet Wolff Craig Meisner
                                            --------------------------------
                                            Name:  Janet Wolff Craig Meisner
                                            Title: Authorized Signatory

                                       ATRIUM III

                                       By:  /s/ Thomas Flannery
                                            --------------------------------
                                            Name:  Thomas Flannery
                                            Title: Authorized Signatory

                            Signature Page to Sixth Amendment to Revolving
                               Credit, Term Loan and Guaranty Agreement

                                        CSAM FUNDING IV

                                        By:  /s/ Thomas Flannery
                                             ---------------------------------
                                             Name:  Thomas Flannery
                                             Title: Authorized Signatory

                                        CSAM (AU) SYNDICATED LOAN FUND

                                        By:  /s/ Thomas Flannery
                                             ---------------------------------
                                             Name:  Thomas Flannery
                                             Title: Authorized Signatory

                                        MADISON PARK FUNDING I, LTD.

                                        By:  /s/ Thomas Flannery
                                             ---------------------------------
                                             Name:  Thomas Flannery
                                             Title: Authorized Signatory

                                        MADISON PARK FUNDING II LTD.

                                        By:  /s/ Thomas Flannery
                                             ---------------------------------
                                             Name:  Thomas Flannery
                                             Title: Authorized Signatory

                                        HEWETT'S ISLAND CDO, LTD.
                                        By:  CypressTree Investment Management
                                             Company, Inc., as Portfolio Manager

                                        By:  /s/ Robert Weeden
                                             ---------------------------------
                                             Name:  Robert Weeden
                                             Title: Managing Director

                                        HEWETT'S ISLAND CLO II, LTD.
                                        By:  CypressTree Investment Management
                                             Company, Inc., as Portfolio Manager

                                        By:  /s/ Robert Weeden
                                             ---------------------------------
                                             Name:  Robert Weeden
                                             Title: Managing Director

                             Signature Page to Sixth Amendment to Revolving
                                Credit, Term Loan and Guaranty Agreement

                                HEWETT'S ISLAND CLO III, LTD.
                                By:  CypressTree Investment Management
                                     Company, Inc., as Portfolio Managerp

                                By:  /s/ Robert Weeden
                                     ------------------------------------------
                                     Name:  Robert Weeden
                                     Title: Managing Director

                                INVESTORS BANK & TRUST COMPANY
                                AS SUB-CUSTODIAN AGENT OF
                                CYPRESSTREE INTERNATIONAL LOAN
                                HOLDING COMPANY LIMITED

                                By:  /s/ Martha Hadeler
                                     ------------------------------------------
                                     Name:  Martha Hadeler
                                     Title: Managing Director

                                By:  /s/ Robert Weeden
                                     ------------------------------------------
                                     Name: Robert Weeden
                                     Title: Managing Director

                                SENIOR DEBT PORTFOLIO
                                By:  Boston Management and Research as
                                Investment Advisor

                                By:  /s/ Michael B. Botthof
                                     ------------------------------------------
                                     Name:  Michael B. Botthof
                                     Title: Vice President

                                EATON VANCE SENIOR INCOME TRUST
                                By:  Eaton Vance Management as Investment
                                Advisor

                                By:  /s/ Michael B. Botthof
                                     ------------------------------------------
                                     Name:  Michael B. Botthof
                                     Title: Vice President

                 Signature Page to Sixth Amendment to Revolving
                    Credit, Term Loan and Guaranty Agreement

                                   EATON VANCE INSTITUTIONAL SENIOR
                                   LOAN FUND
                                   By:  Eaton Vance Management as Investment
                                   Advisor

                                   By:  /s/ Michael B. Botthof
                                        -------------------------------------
                                        Name:  Michael B. Botthof
                                        Title: Vice President

                                   EATON VANCE CDO III, LTD.
                                   By:  Eaton Vance Management as Investment
                                   Advisor

                                   By:  /s/ Michael B. Botthof
                                        -------------------------------------
                                        Name: Michael B. Botthof
                                        Title: Vice President

                                   EATON VANCE CDO VI, LTD.
                                   By:  Eaton Vance Management as Investment
                                   Advisor

                                   By:  /s/ Michael B. Botthof
                                        -------------------------------------
                                        Name:  Michael B. Botthof
                                        Title: Vice President

                                   EATON VANCE CDO VIII, LTD.
                                   By:  Eaton Vance Management as Investment
                                   Advisor

                                   By:  /s/ Michael B. Botthof
                                        -------------------------------------
                                        Name:  Michael B. Botthof
                                        Title: Vice President

                 Signature Page to Sixth Amendment to Revolving
                    Credit, Term Loan and Guaranty Agreement

                                    GRAYSON & CO.
                                    By:  Boston Management and Research as
                                    Investment Advisor

                                    By:  /s/ Michael B. Botthof
                                         ---------------------------------------
                                         Name:  Michael B. Botthof
                                         Title: Vice President

                                    EATON VANCE LIMITED DURATION
                                    INCOME FUND
                                    By:  Eaton Vance Management as Investment
                                    Advisor

                                    By:  /s/ Michael B. Botthof
                                         ---------------------------------------
                                         Name:  Michael B. Botthof
                                         Title: Vice President

                                    TOLLI & CO.
                                    By:  Eaton Vance Management as Investment
                                    Advisor

                                    By:  /s/ Michael B. Botthof
                                         ---------------------------------------
                                         Name:  Michael B. Botthof
                                         Title: Vice President

                                    EATON VANCE SENIOR FLOATING-RATE
                                    TRUST
                                    By:  Eaton Vance Management as Investment
                                    Advisor

                                    By:  /s/ Michael B. Botthof
                                         ---------------------------------------
                                         Name:  Michael B. Botthof
                                         Title: Vice President

                 Signature Page to Sixth Amendment to Revolving
                    Credit, Term Loan and Guaranty Agreement

                                   EATON VANCE FLOATING-RATE
                                   INCOME TRUST
                                   By:  Eaton Vance Management as Investment
                                   Advisor

                                   By:  /s/ Michael B. Botthof
                                        ------------------------------------
                                        Name:  Michael B. Botthof
                                        Title: Vice President

                                   EATON VANCE SHORT DURATION
                                   DIVERSIFIED INCOME FUND
                                   By:  Eaton Vance Management as Investment
                                   Advisor

                                   By:  /s/ Michael B. Botthof
                                        ------------------------------------
                                        Name:  Michael B. Botthof
                                        Title: Vice President

                                   EATON VANCE VARIABLE LEVERAGE
                                   FUND LTD.
                                   By:  Eaton Vance Management as Investment
                                   Advisor

                                   By:  /s/ Michael B. Botthof
                                        ------------------------------------
                                        Name:  Michael B. Botthof
                                        Title: Vice President

                                   BALLYROCK CDO I LIMITED, BY:
                                   BALYROCK INVESTMENT ADVISORS
                                   LLC

                                   By:  /s/ Lisa Rymut
                                        ------------------------------------
                                        Name:  Lisa Rymut
                                        Title: Assistant Treasurer

                 Signature Page to Sixth Amendment to Revolving
                    Credit, Term Loan and Guaranty Agreement

                                   BALLYROCK CDO II LIMITED, BY:
                                   BALLYROCK INVESTMENT ADVISORS
                                   LLC

                                   By:  /s/ Lisa Rymut
                                        --------------------------------
                                        Name:  Lisa Rymut
                                        Title: Assistant Treasurer

                                   BALLYROCK CLO III LIMITED, BY:
                                   BALLYROCK INVESTMENT ADVISORS
                                   LLC

                                   By:  /s/ Lisa Rymut
                                        --------------------------------
                                        Name:  Lisa Rymut
                                        Title: Assistant Treasurer

                                   GENERAL ELECTRIC CAPITAL
                                   CORPORATION

                                   By:  /s/ Dwayne L. Coker
                                        --------------------------------
                                        Name: Dwayne L. Coker
                                        Title: Duly Authorized Signatory

                                   HARBOUR TOWN FUNDING LLC

                                   By:  /s/ M. Cristina Higgins
                                        --------------------------------
                                        Name:  M. Cristina Higgins
                                        Title: Assistant Vice President

                                   FIRST TRUST/HIGHLAND CAPITAL
                                   FLOATING RATE INCOME FUND

                                   By:  /s/ Joe Dougherty
                                        --------------------------------
                                        Name:  Joe Dougherty
                                        Title: Portfolio Manager

                 Signature Page to Sixth Amendment to Revolving
                    Credit, Term Loan and Guaranty Agreement

                                  HIGHLAND FLOATING RATE
                                  ADVANTAGE FUND

                                  By:  /s/ Joe Dougherty
                                       -----------------------------------------
                                       Name:  Joe Dougherty
                                       Title: Senior Vice President

                                  SOUTHFORK CLO, LTD.
                                  By:  Highland Capital Management, L.P., as
                                  Collateral Manager
                                  By: Strand Advisors, Inc., Its General Partner

                                  By:  /s/ Chad Schramek
                                       -----------------------------------------
                                       Name:  Chad Schramek
                                       Title: Assistant Treasurer
                                              Strand Advisors, Inc., General
                                              Partner of Highland Capital
                                              Management, L.P.

                                  GLENEAGLES CLO, LTD.
                                  By:  Highland Capital Management, L.P., as
                                  Collateral Manager
                                  By: Strand Advisors, Inc., Its General Partner

                                  By:  /s/ Chad Schramek
                                       -----------------------------------------
                                       Name:  Chad Schramek
                                       Title: Assistant Treasurer
                                              Strand Advisors, Inc., General
                                              Partner of Highland Capital
                                              Management, L.P.

                                  HIGHLAND LEGACY LIMITED
                                  By:  Highland Capital Management, L.P., as
                                  Collateral Manager
                                  By: Strand Advisors, Inc., Its General Partner

                                  By:  /s/ Chad Schramek
                                       -----------------------------------------
                                       Name:  Chad Schramek
                                       Title: Assistant Treasurer
                                              Strand Advisors, Inc., General
                                              Partner of Highland Capital
                                              Management, L.P.

                 Signature Page to Sixth Amendment to Revolving
                    Credit, Term Loan and Guaranty Agreement

                                 ALZETTE EUROPEAN CLO S.A.
                                 By: Invesco Senior Secured Management, Inc. as Collateral Manager

                                 By:  /s/ Joseph Rotondo
                                      ------------------------------------------
                                      Name:  Joseph Rotondo
                                      Title: Authorized Signatory

                                 AVALON CAPITAL LTD.
                                 By: Invesco Senior Secured Management, Inc. as Collateral Manager

                                 By:  /s/ Joseph Rotondo
                                      ------------------------------------------
                                      Name:  Joseph Rotondo
                                      Title: Authorized Signatory

                                 AVALON CAPITAL LTD. 3
                                 By: Invesco Senior Secured Management, Inc. as Asset Manager

                                 By:  /s/ Joseph Rotondo
                                      ------------------------------------------
                                      Name:  Joseph Rotondo
                                      Title: Authorized Signatory

                                 AIM FLOATING RATE FUND
                                 By: Invesco Senior Secured Management, Inc. as Sub-Adviser

                                 By:  /s/ Joseph Rotondo
                                      ------------------------------------------
                                      Name:  Joseph Rotondo
                                      Title: Authorized Signatory

                                 KC CLO I LIMITED

                                 By:  /s/ Inna Borisova Steve Martin
                                      ------------------------------------------
                                 Name:  Inna Borisova Steve Martin
                                 Title: Vice President Vice President

                 Signature Page to Sixth Amendment to Revolving
                    Credit, Term Loan and Guaranty Agreement

                                   KKR FINANCIAL CLO 2005-1, LTD.

                                   By:  /s/ Michelle L. Keith
                                        ---------------------------------------
                                        Name:  Michelle L. Keith
                                        Title: Authorized Signatory

                                   LANDMARK V CDO LIMITED
                                   By:  Aladdin Capital Management LLC, as
                                   Manager

                                   By:  /s/ Joseph Moroney, CFA
                                        ---------------------------------------
                                        Name:  Joseph Moroney, CFA
                                        Title: Managing Director

                                   LIGHTPOINT CLO 2004-1, LTD.
                                   PREMIUM LOAN TRUST I, LTD.
                                   LIGHTPOINT CLO III, LTD.

                                   By:  /s/ Timothy S. Van Kirk
                                        ---------------------------------------
                                        Name:  Timothy S. Van Kirk
                                        Title: Managing Director

                                   LONG LANE MASTER TRUST IV

                                   By:  /s/ M. Cristina Higgins
                                        ---------------------------------------
                                        Name:  M. Cristina Higgins
                                        Title: Authorized Agent

                                   WIND RIVER CLO I LTD.
                                   By:  McDonnell Investment Management LLC, as
                                   Manager

                                   By:  /s/ Kathleen A. Zarn
                                        ---------------------------------------
                                        Name:  Kathleen A. Zarn
                                        Title: Vice President

                 Signature Page to Sixth Amendment to Revolving
                    Credit, Term Loan and Guaranty Agreement

                                   WIND RIVER CLO II - TATE INVESTORS,
                                   LTD.
                                   By:  McDonnell Investment Management LLC, as
                                   Manager

                                   By:  /s/ Kathleen A. Zarn
                                        ----------------------------------------
                                        Name:  Kathleen A. Zarn
                                        Title: Vice President

                                   MERRILL LYNCH CAPITAL, A DIVISION
                                   OF MERRILL LYNCH BUSINESS
                                   FINANCIAL SERVICES

                                   By:  /s/ Edward Shuster
                                        ----------------------------------------
                                        Name:  Edward Shuster
                                        Title: Assistant Vice President

                                   NATEXIS BANQUES POPULAIRES

                                   By:  /s/ Harold Birk
                                        ----------------------------------------
                                        Name:  Harold Birk
                                        Title: Vice President

                                   NATIONWIDE MUTUAL INSURANCE
                                   COMPANY

                                   By:  /s/ Joseph P. Young
                                        ----------------------------------------
                                        Name:  Joseph P. Young
                                        Title: Authorized Signatory

                                   RED FOX FUNDING LLC

                                   By:  /s/ M. Cristina Higgins
                                        ----------------------------------------
                                        Name:  M. Cristina Higgins
                                        Title: Assistant Vice President

                 Signature Page to Sixth Amendment to Revolving
                    Credit, Term Loan and Guaranty Agreement

                                CENTURION CDO VI, LTD.
                                By: RiverSource Investments, LLC as Collateral Manager

                                By:  /s/ Vincent P. Pham
                                     -------------------------------------------
                                     Name:  Vincent P. Pham
                                     Title: Director - Operations

                                CENTURION CDO VII, LTD.
                                By: RiverSource Investments, LLC as Collateral Manager

                                By:  /s/ Vincent P. Pham
                                     -------------------------------------------
                                     Name:  Vincent P. Pham
                                     Title: Director - Operations

                                CENTURION CDO 8, LIMITED
                                By: RiverSource Investments, LLC as Collateral Manager

                                By:  /s/ Vincent P. Pham
                                     -------------------------------------------
                                     Name:  Vincent P. Pham
                                     Title: Director - Operations

                                CENTURION CDO 9, LIMITED
                                By: RiverSource Investments, LLC as Collateral Manager

                                By:  /s/ Vincent P. Pham
                                     -------------------------------------------
                                     Name:  Vincent P. Pham
                                     Title: Director - Operations

                 Signature Page to Sixth Amendment to Revolving
                    Credit, Term Loan and Guaranty Agreement

                                 CENT CDO 10 LIMITED
                                 By: RiverSource Investments, LLC as Collateral Manager

                                 By:  /s/ Vincent P. Pham
                                      ------------------------------------------
                                      Name:  Vincent P. Pham
                                      Title: Director - Operations

                                 CENT CDO XI, LIMITED
                                 By: RiverSource Investments, LLC as Collateral Manager

                                 By:  /s/ Vincent P. Pham
                                      ------------------------------------------
                                      Name:  Vincent P. Pham
                                      Title: Director - Operations

                                 AMERIPRISE CERTIFICATE COMPANY
                                 By: RiverSource Investments, LLC as Collateral Manager

                                 By:  /s/ Vincent P. Pham
                                      ------------------------------------------
                                      Name:  Vincent P. Pham
                                      Title: Director - Operations

                                 IDS LIFE INSURANCE COMPANY
                                 By: RiverSource Investments, LLC as Collateral Manager

                                 By:  /s/ Vincent P. Pham
                                      ------------------------------------------
                                      Name:  Vincent P. Pham
                                      Title: Director - Operations

                 Signature Page to Sixth Amendment to Revolving
                    Credit, Term Loan and Guaranty Agreement

                                   SANKATY ADVISORS, LLC AS
                                   COLLATERAL MANAGER FOR
                                   PROSPECT FUNDING I, LLC AS TERM
                                   LENDER

                                   By:  /s/ Diane J. Exter
                                        --------------------------------------
                                        Name:  Diane J. Exter
                                        Title: Managing Director
                                               Portfolio Manager

                                   SANKATY ADVISORS, LLC AS
                                   COLLATERAL MANAGER FOR CASTLE
                                   HILL I - INGOTS, LTD., AS TERM
                                   LENDER

                                   By:  /s/ Diane J. Exter
                                        --------------------------------------
                                        Name:  Diane J. Exter
                                        Title: Managing Director
                                               Portfolio Manager

                                   SANKATY ADVISORS, LLC AS
                                   COLLATERAL MANAGER FOR AVERY
                                   POINT CLO, LTD., AS TERM LENDER

                                   By:  /s/ Diane J. Exter
                                        --------------------------------------
                                        Name:  Diane J. Exter
                                        Title: Managing Director
                                               Portfolio Manager

                                   SANKATY ADVISORS, LLC AS
                                   COLLATERAL MANAGER FOR CASTLE
                                   HILL II - INGOTS, LTD., AS TERM
                                   LENDER

                                   By:  /s/ Diane J. Exter
                                        --------------------------------------
                                        Name:  Diane J. Exter
                                        Title: Managing Director
                                               Portfolio Manager

                 Signature Page to Sixth Amendment to Revolving
                    Credit, Term Loan and Guaranty Agreement

                                   SANKATY ADVISORS, LLC AS
                                   COLLATERAL MANAGER FOR LOAN
                                   FUNDING XI LLC, AS TERM LENDER

                                   By:  /s/ Diane J. Exter
                                        ---------------------------------
                                        Name:  Diane J. Exter
                                        Title: Managing Director
                                               Portfolio Manager

                                   SANKATY ADVISORS, LLC AS
                                   COLLATERAL MANAGER FOR RACE
                                   POINT CLO, LIMITED, AS TERM LENDER

                                   By:  /s/ Diane J. Exter
                                        ---------------------------------
                                        Name:  Diane J. Exter
                                        Title: Managing Director
                                               Portfolio Manager

                                   CHATHAM LIGHT II CLO, LIMITED, BY
                                   SANKATY ADVISORS LLC, AS
                                   COLLATERAL MANAGER

                                   By:  /s/ Diane J. Exter
                                        ---------------------------------
                                        Name:  Diane J. Exter
                                        Title: Managing Director
                                               Portfolio Manager

                                   SANKATY ADVISORS, LLC AS
                                   COLLATERAL MANAGER FOR RACE
                                   POINT II CLO, LIMITED, AS TERM
                                   LENDER

                                   By:  /s/ Diane J. Exter
                                        ---------------------------------
                                        Name:  Diane J. Exter
                                        Title: Managing Director
                                               Portfolio Manager

                 Signature Page to Sixth Amendment to Revolving
                    Credit, Term Loan and Guaranty Agreement

                                 SANKATY ADVISORS, LLC AS
                                 COLLATERAL MANAGER FOR CASTLE
                                 HILL III CLO, LIMITED, AS TERM
                                 LENDER

                                 By:  /s/ Diane J. Exter
                                      ------------------------------------------
                                      Name:  Diane J. Exter
                                      Title: Managing Director
                                             Portfolio Manager

                                 SANKATY HIGH YIELD PARTNERS, II,
                                 L.P.

                                 By:  /s/ Diane J. Exter
                                      ------------------------------------------
                                      Name:  Diane J. Exter
                                      Title: Managing Director
                                             Portfolio Manager

                                 SCOTIABANK IRELAND LIMITED

                                 By:  /s/ Denton Robinson
                                      ------------------------------------------
                                      Name:  Denton Robinson
                                      Title: Loan Closer

                                 SKY LOAN FUNDING

                                 By:  /s/ Ruben Diaz
                                      ------------------------------------------
                                      Name:  Ruben Diaz
                                      Title: Authorized Signatory

                                 VELOCITY CLO, LTD.
                                      By:  TCW Advisors, Inc.,
                                      its Collateral Manager

                                 By:  /s/ Stephen Suo
                                      ------------------------------------------
                                      Name:  Stephen Suo
                                      Title: Vice President

                                 By:  /s/ Vikas Mavinkurve
                                      ------------------------------------------
                                      Name:  Vikas Mavinkurve
                                      Title: Vice President

                 Signature Page to Sixth Amendment to Revolving
                    Credit, Term Loan and Guaranty Agreement

                                   CELEBRITY CLO, LIMITED
                                        By: TCW Advisors, Inc.,
                                        as Agent

                                   By:  /s/ Stephen Suo
                                        ----------------------------------------
                                        Name:  Stephen Suo
                                        Title: Vice President

                                   By:  /s/ Vikas Mavinkurve
                                        ----------------------------------------
                                        Name:  Vikas Mavinkurve
                                        Title: Vice President

                                   DARIEN LOAN FUNDING COMPANY
                                        By: TCW Advisors as its Interim
                                        Collateral Manager

                                   By:  /s/ Stephen Suo
                                        ----------------------------------------
                                        Name:  Stephen Suo
                                        Title: Vice President

                                   By:  /s/ Vikas Mavinkurve
                                        ----------------------------------------
                                        Name:  Vikas Mavinkurve
                                        Title: Vice President

                                   FIRST 2004-I CLO, LTD.
                                        By: TCW Advisors, Inc.,
                                        its Collateral Manager

                                   By:  /s/ Stephen Suo
                                        ----------------------------------------
                                        Name:  Stephen Suo
                                        Title: Vice President

                                   By:  /s/ Vikas Mavinkurve
                                        ----------------------------------------
                                        Name:  Vikas Mavinkurve
                                        Title: Vice President

                 Signature Page to Sixth Amendment to Revolving
                    Credit, Term Loan and Guaranty Agreement

                                  FIRST 2004-II CLO, LTD.
                                       By: TCW Advisors, Inc.,
                                       its Collateral Manager

                                  By:  /s/ Stephen Suo
                                       -----------------------------------------
                                       Name:  Stephen Suo
                                       Title: Vice President

                                  By:  /s/ Vikas Mavinkurve
                                       -----------------------------------------
                                       Name:  Vikas Mavinkurve
                                       Title: Vice President

                                  LOAN FUNDING I LLC
                                       a wholly owned subsidiary of Citibank, N.
                                       By: TCW Advisors, Inc.,
                                       as Portfolio Manager of Loan Funding I
                                       LLC

                                  By:  /s/ Stephen Suo
                                       -----------------------------------------
                                       Name:  Stephen Suo
                                       Title: Vice President

                                  By:  /s/ Vikas Mavinkurve
                                       -----------------------------------------
                                       Name:  Vikas Mavinkurve
                                       Title: Vice President

                                  TCW SELECT LOAN FUND, LIMITED
                                       By: TCW Advisors, Inc., as its
                                       Collateral Manager

                                  By:  /s/ Stephen Suo
                                       -----------------------------------------
                                       Name:  Stephen Suo
                                       Title: Vice President

                                  By:  /s/ Vikas Mavinkurve
                                       -----------------------------------------
                                       Name:  Vikas Mavinkurve
                                       Title: Vice President

                 Signature Page to Sixth Amendment to Revolving
                    Credit, Term Loan and Guaranty Agreement

                                  TRS IO LLC

                                  By:  /s/ Alice L. Wagner
                                       -----------------------------------------
                                       Name:  Alice L. Wagner
                                       Title: Vice President

                                  TRS SVCO LLC

                                  By:  /s/ Alice L. Wagner
                                       -----------------------------------------
                                       Name:  Alice L. Wagner
                                       Title: Vice President

                                  USB AG, STAMFORD BRANCH

                                  By:  /s/ Anthony N. Joseph
                                       -----------------------------------------
                                       Name:  Anthony N. Joseph
                                       Title: Director
                                              Banking Products Services, US

                                  By:  /s/ Toba Lumbantobing
                                       -----------------------------------------
                                       Name:  Toba Lumbantobing
                                       Title: Associate Director
                                              Banking Products Services, US

                                  WACHOVIA CAPITAL FINANCE
                                  CORPORATION (CENTRAL)

                                  By:  /s/ Anthony Vizgirda
                                       -----------------------------------------
                                       Name:  Anthony Vizgirda
                                       Title: Director

                                  FOOTHILL GROUP

                                  By:  /s/ Scott Nikora
                                       -----------------------------------------
                                       Name:  Scott Nikora
                                       Title: Executive Vice President

                 Signature Page to Sixth Amendment to Revolving
                    Credit, Term Loan and Guaranty Agreement

                                   WELLS FARGO FOOTHILL, LLC

                                   By:  /s/ Patrick McCormack
                                        ----------------------------------------
                                        Name:  Patrick McCormack
                                        Title: Assistant Vice President

                                   DKR WOLF POINT HOLDING FUND LTD.

                                   By:  /s/ Brian T. Schinderle
                                        ----------------------------------------
                                        Name:  Brian T. Schinderle
                                        Title: Senior Managing Director

                                   DINOSAUR SPIRET LOAN TRUST
                                   By:  Wilmington Trust Company Not In Its
                                   Individual Capacity But Solely As Trustee

                                   By:  /s/ Rachel L. Simpson
                                        ----------------------------------------
                                        Name:  Rachel L. Simpson
                                        Title: Financial Services Officer

                 Signature Page to Sixth Amendment to Revolving
                    Credit, Term Loan and Guaranty Agreement